Membership Admission Agreement

          This Membership Admission Agreement (this “Agreement”), dated this 9th day of August, 2006, by and among RAFT RIVER ENERGY I LLC, a Delaware limited liability company (the “Company”), U.S. GEOTHERMAL INC., an Idaho corporation (the “Continuing Member”) and RAFT RIVER I HOLDINGS, LLC, a Delaware limited liability company (the “New Member”). The Company, the Continuing Member and the New Member are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WITNESSETH

          WHEREAS, the Company was formed by virtue of its Certificate of Formation filed with the Secretary of State of the State of Delaware on July 18, 2005, and the Operating Agreement of the Company effective as of January 4, 2006 (the “Operating Agreement”), by and between the Company and the Continuing Member; and

          WHEREAS, the Continuing Member desires to sell, transfer and assign to the New Member, and the New Member desires to purchase, for such consideration and on the terms set forth herein, 500 Units, representing one-half of the Continuing Member’s limited liability company membership interest in the Company (the “Transferred Membership Interest”).

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article I.
Purchase of Membership Interest

                    1.1      Assignment and Payment of Purchase Price. On the date hereof, the Continuing Member shall sell, transfer and assign the Transferred Interest to the New Member and the New Member shall pay, or make irrevocable arrangements to pay, $100.00 to the Continuing Member (the “Purchase Price”), in immediately available funds, by wire transfer in accordance with the instructions provided by the Continuing Member in writing.

                    1.2      Assumption. Upon the sale, transfer and assignment pursuant to Section 1.1, and payment of the Purchase Price in accordance therewith, the New Member shall be deemed to accept such sale, assignment and transfer and conveyance of the Transferred Interest, and to assume the obligations and liabilities in respect of the Transferred Interest under the Operating Agreement.

                    1.3      Admission as Member. The New Member shall be admitted as a Member and shall acquire all the rights of the Continuing Member in respect of the

Transferred Interest, whether under the Operating Agreement or otherwise, upon sale, assignment and transfer, and payment of the Purchase Price, pursuant to Section 1.1. The New Member shall also execute a counterpart to the Operating Agreement and the Company and the Control Manager shall update the books and records of the Company to reflect the transfer of the Transferred Interest and the New Member’s admission as a Member.

Article II.
REPRESENTATIONS AND WARRANTIES

          Each Party, as and to the extent specified below, makes the following representations and warranties, as of the date hereof and as of the Effective Time to the other Party:

                    2.1      Corporate Status and Authorization. It is validly formed, existing and in good standing under the applicable laws of the jurisdiction of its organization, and has all necessary power and authority to enter into and perform its obligations under this Agreement.

                    2.2      Authorization. The execution, delivery and performance by it of this Agreement, and the consummation of the transactions contemplated hereby, have been authorized by all necessary corporate or other action on the part of such Party and do not require any authorization or approval of any member or owner of such Party that has not been given or obtained.

                    2.3      Validity. This Agreement has been duly executed and delivered by such Party and constitutes the valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and by general principles of equity.

                    2.4      No Conflict. The execution and delivery of this Agreement, the performance of this Agreement by such Party in accordance with its terms and the transfer and sale of the Transferred Interest do not and will not:

                              (a)      violate or conflict with the (i) constitutive documents of such Party or, (ii) in the case of the representations by the Continuing Member only, the constitutive documents of the Company (including the Operating Agreement);

                              (b)      violate or conflict with any applicable law or any order, decree, judgment, consent, license, permit or other approval of any court or other governmental authority which is binding on (i) such Party or its property or (ii) in the case of the representations by the Continuing Member only, the Company or its property;

                              (c)      violate, result in a default under or result in the termination, acceleration or mandatory prepayment of (with or without the giving of notice, the passage of time or both) any obligation under any contract or indebtedness to which such Party is a party or by which such Party or any of its properties are bound (as to which the Continuing Member represents and warrants as to itself as a Party and as to the Company); or

                              (d)      in the case of the representations by the Continuing Member only, result in the imposition of or creation of any mortgage, pledge, security interest, lien, levy, charge or other encumbrance of any kind whatsoever (a “Lien”) on the Transferred Interest.

                    2.5      Status of the Transferred Interest. The Continuing Member represents and warrants to the New Member as of the date hereof as follows:

                              (a)      The Continuing Member is the legal and beneficial owner of the Transferred Interest, with good title to the Transferred Interest, free and clear of any Lien or Adverse Claim (as defined in 8-102 of the Delaware Uniform Commercial Code), with all necessary power and authority to sell, transfer and assign legal and beneficial ownership of the Transferred Interest to the New Member. Upon consummation of the sale, transfer and assignment of the Transferred Interest to the New Member as provided in this Agreement, the New Member will receive good title to the Transferred Interest, free and clear of Liens and Adverse Claims (as defined in 8-102 of the Delaware Uniform Commercial Code) and in compliance with the constitutive documents of the Company, and will become a Member of the Company.

                              (b)      The Transferred Interest constitutes fifty percent (50%) of the issued and outstanding limited liability company interests of the Company and is duly authorized, validly issued, fully paid and non-assessable, and was issued in compliance with applicable law and in compliance with the constitutive documents of the Company.

                              (c)      Except as expressly provided herein and except for any obligation to perform in accordance with the Operating Agreement, there are no liabilities (fixed or contingent) or obligations in respect of the Transferred Interest.

Article III.
GENERAL PROVISIONS

                    3.1      Subsequent Actions. Each Party agrees to execute and deliver consent to the amendment and restatement of the Operating Agreement and the entry into an Amended and Restated Operating Agreement, substantially in the form attached hereto as Exhibit A (the “Amended Operating Agreement”), which, in accordance with its terms, shall be effective as of the Effective Time. From the date of this Agreement until the Effective Time or the termination of this Agreement, the Company, through the Control Manager thereof, and each of the Members agrees that, notwithstanding anything in the Operating Agreement, including Sections 3 and 7 thereof, the management of the Company and all powers of the Company shall at all times be exercised by or under the authority of, and the business, property and affairs of the Company shall be managed by, or under the direction and control of, the Members of the Company, and neither the Control Manager nor the Independent Manager shall have any power or authority to manage the Company or exercise its powers independently of the Members.

                    3.2      Effective Time. The “Effective Time” shall mean the first point in time at which all of the following conditions precedent are and have been satisfied or otherwise waived by the Parties:

                              (a)      all representations and warranties contained in Article II hereof shall be true and correct in all material respects;

                              (b)      all consents, waivers and approvals required by with respect to the transactions contemplated hereby (other than those expressly contemplated by the Transfer Plan (as defined in the Amended Operating Agreement)) shall have been obtained;

                              (c)      there is not in effect any order or law prohibiting, restraining or making illegal the consummation of the transactions contemplated hereby or by the Project Documents (as defined in the Amended Operating Agreement);

                              (d)      the TSX Venture Exchange shall have given its unconditional, final approval to the transactions contemplated by the Amended Operating Agreement and the other Project Documents (as defined in the Amended Operating Agreement);

                              (e)      the Amended Operating Agreement shall have been executed and delivered by all of the parties thereto in substantially the form attached as Exhibit A hereto;

                              (f)      the Continuing Member shall have made the Capital Contributions (as defined, required by and provided in Section 8.1 of the Amended Operating Agreement), or arrangements mutually acceptable to the Continuing Member and the New Member shall have been made for making such Capital Contributions simultaneous with the Effective Time; and

                              (g)      the Management Services Agreement (as defined in the Amended Operating Agreement) shall have been executed and delivered in substantially the form attached as Exhibit B hereto and the other Project Documents (as defined in the Amended Operating Agreement) dated or to be dated on or prior to the date hereof shall have been executed and delivered in form and substance satisfactory to the Parties (and any conditions precedent specified therein shall have been satisfied).

                    3.3      Further Assurances. Each Party agrees to execute and deliver such further documents and instruments and to take such further actions after the date hereof as may be necessary or desirable and reasonably requested by another Party to carry out the assignment contemplated by this Agreement. The undertakings set forth in this Section 3.3 shall survive the Effective Time.

                    3.4      Successors and Assigns. This Agreement may not be transferred or assigned by any Party without the prior written consent of each of the other Parties hereto. This Agreement shall bind and inure to the benefit of the Continuing Member and the New Member and their respective successors and permitted assigns.

                    3.5      Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to principles of conflicts of law).

                    3.6      Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together constitute one and the same agreement.

                    3.7      Captions. The section headings appearing in this Agreement are included solely for ease of reference and are not intended to and shall not affect the interpretation of any provision of this Agreement.

                    3.8      Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision hereof in any other jurisdiction. Where provisions of any law or regulation resulting in such prohibition or unenforceability may be waived, they are hereby waived by the Parties to the full extent permitted by law so that this Agreement shall be deemed a valid, binding agreement, enforceable in accordance with its terms.

                    3.9      Entire Agreement. This Agreement constitutes the entire agreement between the Parties relating to the subject matter hereof.

          IN WITNESS WHEREOF, the Parties, acting by and through their respective duly authorized officers or representatives, have executed this Agreement as of the day and year first written above.

RAFT RIVER ENERGY I LLC

By:	/s/ Douglas J. Glaspey
Name:	Douglas J. Glaspey
Title:	Control Manger

[MEMBERSHIP ADMISSION AGREEMENT]

RAFT RIVER I HOLDINGS, LLC

By:	/s/ Joseph Slamm
Name:	Joseph Slamm
Title:	Vice President

[MEMBERSHIP ADMISSION AGREEMENT]

U.S. GEOTHERMAL INC.

By:	/s/ Daniel Kunz
Name:	Daniel Kunz
Title:	President

[MEMBERSHIP ADMISSION AGREEMENT]

EXHIBIT A

AMENDED AND RESTATED OPERATING AGREEMENT

[EXHIBIT A]

EXHIBIT B

MANAGEMENT SERVICES AGREEMENT

[EXHIBIT B]